Reinsurance	12 Months Ended
Dec. 31, 2020
Reinsurance Disclosures [Abstract]
Reinsurance	Reinsurance
The Company purchases retrocession and reinsurance to limit and diversify the Company’s risk exposure and to increase its own insurance and reinsurance underwriting capacity. These agreements provide for recovery of a portion of losses and loss adjustment expenses from reinsurers. As is the case with most reinsurance contracts, the Company remains liable to the extent that reinsurers do not meet their obligations under these agreements. In line with its risk management objectives, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.
Balances pertaining to reinsurance transactions are reported “gross” on the consolidated balance sheet, meaning that reinsurance recoverable on unpaid losses and ceded unearned premiums are not deducted from insurance reserves but are recorded as assets. For more information on reinsurance recoverables, refer to Note 21, “Concentrations of Credit Risk — Reinsurance recoverables” and Note 10, “Reserves for Losses and Loss Adjustment Expenses” of these consolidated financial statements.
The effect of assumed and ceded reinsurance on premiums written, premiums earned and insurance losses and loss adjustment expenses for the twelve months ended December 31, 2020, 2019 and 2018 was as follows:

	Twelve Months Ended December 31,
	2020	2019	2018
	($ in millions)
Premiums written:
Direct	$2,042.8	$1,956.9	$1,951.2
Assumed	1,660.8	1,485.5	1,495.7
Ceded	(1,120.7)	(1,014.5)	(1,364.9)
Net premiums written	$2,582.9	$2,427.9	$2,082.0

Premiums earned:
Direct	$2,027.1	$1,927.5	$1,940.5
Assumed	1,616.4	1,494.9	1,593.9
Ceded	(1,110.9)	(1,129.1)	(1,319.7)
Net premiums earned	$2,532.6	$2,293.3	$2,214.7

Insurance losses and loss adjustment expenses:
Direct	$1,479.6	$1,415.5	$1,458.9
Assumed	1,134.5	1,147.9	1,196.1
Ceded	(773.3)	(883.7)	(1,082.0)
Net insurance losses and loss adjustment expenses	$1,840.8	$1,679.7	$1,573.0
On March 2, 2020, the Company entered into an adverse development cover reinsurance agreement with a subsidiary of Enstar Group Limited (“Enstar”), pursuant to which Enstar’s subsidiary will reinsure losses incurred on or prior to December 31, 2019. Enstar’s subsidiary will provide $770.0 million of cover in excess of $3.805 billion retention up to an aggregate of $4.575 billion, and an additional $250.0 million of cover in excess above $4.815 billion, up to $5.065 billion. As a result of the ADC, we have significantly reduced our exposure to claims from risks underwritten on or prior to December 31, 2019, and we expect the ADC to significantly reduce volatility from our historical business going forward.
On June 16, 2016, the FASB issued ASU 2016-13, “Financial Instruments — Credit Losses (Topic 326)” which introduced a new impairment model, known as the current expected loss model (“CECL”), which is based on expected losses rather than incurred losses. Under the new credit loss model, the Company would recognize an allowance for its estimate of expected credit losses and this would apply to reinsurance receivables. For a more detailed description of accounting policies for CECL and OTTI, refer to Note 2(c), “Basis of Preparation and Significant Accounting Policies” of these consolidated financial statements.
CECL. Following the adoption of this ASU with effect from January 1, 2020, the Company recognized a reduction in the Company’s reinsurance recoverables by $3.7 million as a result of recognizing CECL through opening retained earnings for periods 2019 and prior.
For the twelve months ended December 31, 2020 there was an increase in the CECL allowance on reinsurance recoverables of $0.1 million.
The Company is potentially exposed to concentrations of credit risk in respect of amounts recoverable from reinsurers, refer to Note 21, “Concentrations of Credit Risk — Reinsurance recoverables” for more detail.